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                                       FORM 8-A


                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                                 RETROSPETTIVA, INC.
                (Exact name of registrant as specified in its charter)


    CALIFORNIA                                   95-4298051
(State (jurisdiction) of                         (IRS Employer Identification
incorporation or organization)                   Number)


8825 WEST OLYMPIC BLVD.
BEVERLY HILLS, CALIFORNIA  90211
(310) 657-4488                                          90211
(Address of principal executive offices)              (Zip Code)


    If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

    If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]


Securities to be registered pursuant to Section 12(b) of the Act:  None.

Securities to be registered pursuant to Section 12(g) of the Act:

              Common Stock, no par value; Common Stock Purchase Warrants


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                              DESCRIPTION OF SECURITIES


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     Registrant's Registration Statement on Form SB-2 under the Securities Act of 1933, No. 333-29295, filed on June 13, 1997 and as amended from time to time thereafter, is incorporated herein by reference, including specifically, "Description of Securities", contained therein.

ITEM 2.  EXHIBITS

     1 1.1 Specimen Certificate for no par value Common Stock of the Registrant

         1.2  Specimen Warrant Certificate is incorporated by Reference to
         Exhibit 4.02 to the Registration Statement on Form SB-2 under the Securities Act of 1933, No. 333-29295, filed on June 13, 1997.

     2.  Restated Articles of Incorporation of Registrant, filed as Exhibit
         3.01 to the Registration Statement on Form SB-2 under the Securities Act of 1933, No. 333-29295, filed on June 13, 1997 and incorporated herein by reference.

     3. Bylaws of Registrant, as amended, filed as Exhibit 3.02 to the Registration Statement on Form SB-2 under the Securities Act of 1933, No. 333-29295, filed on June 13, 1997 and incorporated herein by reference.


                                      SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       RETROSPETTIVA, INC.


                                     By /s/ Michael D. Silberman
                                        --------------------------------------
                                            Michael D. Silberman
                                            Chief Financial Officer

Date:  June 16, 1997